Exhibit 99.1
                                                                    ------------


                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
             FOR THE PERIODS ENDING MARCH 04, 2001 AND APRIL 7, 2001

                       Debtor Name: Weiner's Stores, Inc.
                             Case No. 00-3955 (PJW)

As debtor in possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

         __X__    Income Statements
         __X__    Balance Sheets
         __X__    Statement of Cash Flows
         __X__    Statement of Cash Receipts and Disbursements
         __X__    Statement of Operations and Taxes
         __X__    Statement of Changes in Depository Accounts

         and that they have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the debtor's financial activity for the period stated.

2) That the insurance as described in Section 3 of the operating Guidelines and Reporting Requirements for Chapter 11 Cases is in effect.

3) That all postpetition taxes as described in Section 41 of the Operating Guidelines and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

5) No assets have been sold or transferred outside the normal course of business other than asset sales or transfers approved by the Bankruptcy Court.

6) No funds have been disbursed from any account other than accounts approved by the United States Trustee Operating Requirements or the Bankruptcy Court.

7)       All postpetition tax returns have been filed on a timely basis.

The attached monthly report was prepared by Weiner's Stores, Inc. under my direction and supervision. Weiner's Stores, Inc. verifies that to the best of its knowledge the information provided herein is true and correct.

Date: 04/20/01              /s/ Michael S. Marcus
      --------              ---------------------
                            Debtor-In-Possession



                            VP & Chief Financial Officer         713 688 1331
                            ----------------------------       ----------------
                                       Title                     Phone Number

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
             FOR THE MONTH AND YEARS ENDED MARCH 2001 AND MARCH 2000
                                   (UNAUDITED)

                                                           MONTH                                     YEAR TO DATE
                                            -------------------------------------           -------------------------------
                                              MARCH 2001              MARCH 2000             YTD 2001             YTD 2000
                                                ACTUAL                  ACTUAL                ACTUAL               ACTUAL
                                            -------------           -------------           ----------           ----------
NUMBER OF STORES                                 97                      136                  97                   136
REVENUES                                         $18,356                 $23,846              $34,107              $45,455
GROSS MARGIN                                       6,463                   8,611               12,113               16,075
        GROSS MARGIN PERCENT                       35.2%                   36.1%                35.5%                35.4%

OPERATING EXPENSES                                 6,001                   8,820               10,898               15,546
                                            -------------           -------------           ----------           ----------
EBITDA                                               462                    (209)               1,215                  529
DEPRECIATION & AMORTIZATION                          322                     367                  648                  715
                                            -------------           -------------           ----------           ----------
INCOME FROM OPERATIONS                               140                    (576)                 567                 (186)
INTEREST EXPENSE                                     203                     133                  365                  223
STORE CLOSING COSTS                                    -                       -                    -                    -
INCOME TAXES                                           -                       -                    -                    -
REORGANIZATION EXPENSE                               353                       -                  707                    -
EXTRAORDINARY GAIN ON DEBT DISCHARGE                   -                       -                    -                    -
FRESH START ADJUSTMENTS                                -                       -                    -                    -
                                            -------------           -------------           ----------           ----------
INCOME BEFORE CUMULATIVE EFFECT ADJUSTMENT          (416)                   (709)                (505)                (409)
                                            -------------           -------------           ----------           ----------
CUMULATIVE EFFECT ADJUSTMENT, NET OF TAX               -                       -                    -                  294
                                            -------------           -------------           -------------------------------
NET INCOME/(LOSS)                                  ($416)                  ($709)               ($505)         -     ($703)
                                            =============           =============           ===============================


                              WEINER'S STORES, INC.
                                 BALANCE SHEETS
                            MARCH 2001 AND MARCH 2000

                                                              (UNAUDITED)                                      (UNAUDITED)
                                                                 MARCH                 JANUARY 2001               MARCH
                                                                  2001                   ACTUAL                   2000
                                                              -------------            ------------            ------------
              ASSETS
                 CURRENT ASSETS
                     Cash and Cash Equivalents                      $5,255                  $5,607                  $4,712
                     Merchandise Inventories, net                   49,417                  50,822                  60,740
                     Other Current Assets                            5,284                   4,299                   5,177
                                                              -------------            ------------            ------------
                         TOTAL CURRENT ASSETS                       59,956                  60,728                  70,629

                 NET PP & E                                         19,810                  20,409                  20,969
                 EXCESS REORGANIZATION VALUE, NET                        -                       -                   3,562
                                                              -------------            ------------            ------------

              TOTAL ASSETS                                         $79,766                 $81,137                 $95,160
                                                              =============            ============            ============


              LIABILITIES AND EQUITY
                 CURRENT LIABILITIES
                     Accounts Payable                               $7,437                 $10,232                 $20,411
                     Pre-petition working capital facility               -                       -                       -
                     Accrued Expense/Other                           7,322                   6,383                   9,211
                     Short Term Debt                                     -                       -                       -
                                                              -------------            ------------            ------------
                         TOTAL CURRENT LIABILITIES                  14,759                  16,615                  29,622

                 LONG TERM DEBT                                          -                       -                  16,000
                 DEBTOR-IN-POSSESSION CREDIT FACILITY               21,866                  20,694                       -
                 DEFERRED TAXES & OTHER LIABILITIES                    397                     397                     397
                 LIABILITIES SUBJECT TO SETTLEMENT                  25,138                  25,320                       -

                 STOCKHOLDER'S EQUITY                               17,606                  18,111                  49,141
                                                              -------------            ------------            ------------

              TOTAL LIABILITIES & EQUITY                           $79,766                 $81,137                 $95,160
                                                              =============            ============            ============


                                       WEINER'S STORES, INC.
                                     STATEMENTS OF CASH FLOWS
                          FOR THE MONTHS ENDED MARCH 2001 AND MARCH 2000
                                            (UNAUDITED)

                                                                 MARCH                   MARCH
                                                                 2001                    2000
                                                           -----------------       -----------------
Cash Flows From Operating Activities:
   Net income                                              $           (505)       $           (686)

   Noncash adjustments to net income:
      Depreciation and amortization                                     648                     715
      Loss on disposition of assets                                       0                       2
      Write-off Excess Reorgan.                                           0                       0
      Change in non-cash reserves                                      (190)                     (1)
      Net change in current assets and liabilities                   (1,430)                 (4,064)
                                                           -----------------       -----------------
                           Total adjustments                           (972)                 (3,348)

                Net cash (used in) provided by operating
                activities                                           (1,477)                 (4,034)
                                                           -----------------------------------------

Cash Flows From Investing Activities:
   Capital expenditures                                                 (48)                   (590)
   Proceeds on disposition of assets                                      0                       0
                                                           -----------------       -----------------

Net cash used in investing activities                                   (48)                   (590)
                                                           -----------------       -----------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                 1,173                       0
   Proceeds from Pre-Petition working Capital Facility                    0                   6,000
                                                           -----------------       -----------------

Net cash provided by (used in) financing activities                   1,173                   6,000
                                                           -----------------       -----------------

Net (Decrease) Increase In Cash                                        (352)                  1,376

Cash, beginning of year                                               5,607                   3,336

                                                           -----------------       -----------------
Cash, end of year                                          $          5,255        $          4,712
                                                           =================       =================